UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant| |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

|X|  Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:



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      2)   Aggregate number of securities to which transaction applies:



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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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     4)   Proposed maximum aggregate value of transaction:



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     5)   Total fee paid:



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| |  Fee paid previously with preliminary materials.


| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:



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     2)   Form Schedule or Registration Statement No.:



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     3)   Filing Party:



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     4)   Date Filed:



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The following additional questions were posted to the Knight Ridder intranet:
(1)      FAQ for employees.





ADDITIONAL QUESTIONS & ANSWERS

Q:    WILL SEVERANCE BE PAID OUT IN LUMP SUM?
A:    Yes, less applicable tax withholding.

Q: WILL SEVERANCE COUNT TOWARD MY PENSION EARNINGS; WILL 401K DEDUCTIONS BE TAKEN OUT?
A: No, severance pay is not eligible compensation for purposes of Knight Ridder's pension or 401(k) Plans.

Q: WILL SOME PEOPLE BE EMPLOYED TEMPORARILY BEYOND THE CLOSING DATE? WHEN WILL THAT BE DETERMINED?
A: We will not know any specifics until McClatchy can share its transition plan with us. This will be after the review by the Department of Justice is complete.

Q:    WILL I BE PAID FOR UNUSED VACATION TIME IF I AM NOT RETAINED BY
      MCCLATCHY?
A:    Yes.

Q:    WILL BONUSES BE PRORATED FOR THOSE WHOSE JOBS END AT THE CLOSE OF THE
      SALE?
A:    Yes, bonuses for eligible employees will be prorated.

Q:    WHAT HAPPENS TO 401(K) LOANS FOR THOSE WHOSE JOBS ARE ENDING AT THE
      CLOSE OF SALE?
A: Your 401(k) loan will become due if you are not retained by McClatchy. You will then have a 60-day grace period to repay the loan. If you are unable to repay the loan within the grace period, the balance will be treated as a distribution to you and subject to applicable taxes. For more details, please follow the retirement link on krern.com to the 401(k) plan Summary Plan Description

Q:    WILL I BE ELIGIBLE FOR UNEMPLOYMENT INSURANCE?
A: The state in which you apply for unemployment insurance makes eligibility decisions, not your employer.

      In California, in order to receive unemployment benefits, you should file a claim as soon as you are unemployed or working less than full-time. The claim is effective on the Sunday prior to applying for benefits and has a one-week unpaid waiting period, which begins when the claim has been filed. Benefits are calculated using an individual's earnings during a 12-month period (the "base period"). The base period begins approximately 15-17 months prior to the date the claim is filed. The amount paid each week is calculated based on the calendar quarter, with the highest earnings during the base period. Weekly benefit amounts range from $40

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      to a maximum payment of $450/week. An individual must complete the appropriate continued claim certification form every two weeks, sign and date the form and return it to the Employment Development Department (EDD) for payment.

      Severance pay is NOT deducted from unemployment insurance benefits and does not affect your eligibility to receive benefits. However, you must REPORT severance pay at the time you file your unemployment insurance claim.

      For more information, visit the CA EDD Web site at WWW.EDD.CA.GOV/UIREP/UIFAQ12.HTM#PAYMENTS.


Q: IF I AM NOT RETAINED BY MCCLATCHY, WHAT HAPPENS TO MY HEALTH-CARE AND DEPENDENT-CARE FLEX SPENDING ACCOUNTS (FSA)? CAN I USE ANY ACCRUED BALANCE I HAVE PAID INTO THE ACCOUNTS?
A: If you are a participant in the Health Care Flexible Spending Account, you will have two (2) options:

      1. Elect COBRA and continue participation on an after-tax basis for the remainder of 2006. You can incur claims up to March 15, 2007 and continue to make claims against your balance until April 15, 2007. Upon your separation from the company, you will receive a COBRA application from the COBRA administrator with information and an application to continue coverage under the Health Care Flexible Spending Account. Your application to continue coverage must be received by the COBRA administrator within 60 days of your COBRA application date or you waive your right to continue this coverage.

      2. Discontinue participation in the plan. If you are eligible for COBRA continuation but decline participation through COBRA, you may continue to make claims against your balance until April 15, 2007 for expenses incurred PRIOR to termination.

      If you participate in the Dependent Care Flexible Spending Account and you have a positive balance in your account at the time of termination, you may continue to make claims for expenses incurred through the end of the calendar year against your contributed balance until April 15, 2007.

Q:    CAN I GET A REFUND OF THE MONEY I PAID INTO MY FSA ACCOUNTS?
A:    No, IRS rules preclude refunds.

Q:    CAN I STOP CONTRIBUTING TO MY FSA ACCOUNT NOW?
A: Changes may be made only in the event of certain change in status events as defined by the plan. Contact the KR>BRC, (877) 232-7272), for

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      additional information about change-in-status events.

Q:    IF I AM NOT RETAINED BY MCCLATCHY, WHAT HAPPENS TO MY LIFE INSURANCE
      COVERAGE?
A: Your current company-paid life insurance will end on the date your employment terminates. Supplemental employee, spouse or dependent coverage will end on the last day of the period for which you made the required premium payment. You have 31 days from these dates to elect to continue coverage through portable insurance coverage or conversion to an individual plan. You will remain eligible for a death benefit during this 31-day period.

      Portable coverage looks like the current plan and the rates are similar; however, rates may change at any time. Conversion to an individual life policy can be made without providing evidence of insurability. The policy may be any whole life plan offered by Unum and the premiums are generally based upon your age, amount of insurance and risk classification.

      Applications for both conversion and portability are included in the COBRA packet to be distributed our COBRA administrator.

Q:    CAN I RETIRE AT THE CLOSE OF BUSINESS AND STILL QUALIFY FOR SEVERANCE?
A: If you are eligible to retire, you may do so without affecting your eligibility for severance provided that you otherwise satisfy the severance eligibility requirements described in previous communications.

Q:    WILL THERE BE OUT-PLACEMENT ASSISTANCE FOR PEOPLE AT ANY LEVEL?
A: Some group sessions are being planned to help people with the job search process. Watch for announcements on this topic.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the web site maintained by the SEC at WWW.SEC.GOV. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

      Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from Knight Ridder by contacting Investor Relations at WWW.KNIGHTRIDDER.COM, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

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      McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at WWW.SEC.GOV and from McClatchy by contacting Investor Relations at WWW.MCCLATCHY.COM, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.